UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULFE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒                       Filed by a party other than the Registrant  ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under §240.14a-12

VYNE THERAPEUTICS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS DATED JUNE 7, 2022 — SUBJECT TO COMPLETION
VYNE THERAPEUTICS INC.
520 U.S. Highway 22, Suite 204
Bridgewater, New Jersey 08807
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 10, 2022
To the Stockholders of VYNE Therapeutics Inc.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of VYNE Therapeutics Inc., a Delaware corporation (the “Company”), will be held on August 10, 2022, at 10:00 a.m. local time, at our corporate offices located at 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807, for the following purposes:
1.
To elect the three nominees for Class I directors named herein to hold office until the 2025 annual meeting of stockholders or until their successors are elected;

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To ratify the selection, by the Audit Committee of the Company’s Board of Directors, of Baker Tilly US, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022;

3.
To approve and adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Reverse Stock Split Amendment”) to effect a reverse stock split of the Company’s common stock on or before February 25, 2023 at a ratio ranging from 1-for-5 shares up to a ratio of 1-for-15 shares, which ratio will be selected by the Company’s Board of Directors and set forth in a public announcement (the “Reverse Stock Split”);

4.
To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 3; and

5.
To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders who owned common stock of the Company at the close of business on June 14, 2022 (the “Record Date”) can vote at this meeting or any adjournments that take place.
The Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement; FOR the ratification of the appointment of Baker Tilly US, LLP as the independent registered public accounting firm, as described in Proposal No. 2 of the Proxy Statement; FOR the approval and adoption of the Reverse Stock Split Amendment, as described in Proposal No. 3 of the Proxy Statement; and FOR the approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are insufficient votes to adopt Proposal 3, as described in Proposal 4 of the Proxy Statement.
Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to Be Held on August 10, 2022 at 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807.
The proxy statement and annual report to shareholders are available at https://vynetherapeutics.com/investors-media/filings-financials/.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2021, AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE USING ONE OF THE THREE CONVENIENT VOTING METHODS DESCRIBED IN THE “INFORMATION ABOUT THE PROXY PROCESS AND VOTING” SECTION IN THE PROXY STATEMENT. IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND SUBMITTED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.
By Order of the Board of Directors
David Domzalski President and Chief Executive Officer
Bridgewater, New Jersey
[•], 2022

GENERAL INFORMATION
INFORMATION ABOUT THE PROXY PROCESS AND VOTING	2
PROPOSAL NO. 1 ELECTION OF DIRECTORS	8
PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	12
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	14
PROPOSAL NO. 3 APPROVAL AND ADOPTION OF THE REVERSE STOCK SPLIT AMENDMENT	15
PROPOSAL NO. 4 APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT PROPOSAL 3	23
CORPORATE GOVERNANCE	24
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	29
DIRECTOR COMPENSATION	30
EXECUTIVE OFFICERS	32
EXECUTIVE COMPENSATION	33
Summary Compensation Table	33
Outstanding Equity Awards at Fiscal Year End	34
INFORMATION ABOUT STOCK OWNERSHIP	39
ADDITIONAL INFORMATION	41
Householding of Proxy Materials	41
Other Matters	41
ANNEX A	A-1

PRELIMINARY PROXY STATEMENT DATED JUNE 7, 2022 — SUBJECT TO COMPLETION
VYNE THERAPEUTICS INC.
520 U.S. Highway 22, Suite 204
Bridgewater, New Jersey 08807
PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
AUGUST 10, 2022
We have sent you this Proxy Statement and the enclosed Proxy Card because the Board of Directors (the “Board”) of VYNE Therapeutics Inc. (referred to herein as the “Company”, “VYNE”, “we”, “us” or “our”) is soliciting your proxy to vote at our 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 10, 2022, at 10:00 a.m. local time, at our corporate offices located at 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807.
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This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.

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The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. We have also retained D.F. King & Co., LLC (“D.F. King”) to solicit proxies on our behalf as well. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.
The only outstanding voting securities of VYNE are shares of common stock, $0.0001 par value per share (the “common stock”), of which there were [•] shares outstanding as of the Record Date (excluding any treasury shares). The holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote, present in person or represented by proxy, are required to hold the Annual Meeting.

INFORMATION ABOUT THE PROXY PROCESS AND VOTING
Why am I receiving these materials?
We have delivered this Proxy Statement and Proxy Card to you because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the Proxy Card, or follow the instructions below to submit your proxy over the telephone or on the internet.
We intend to mail this Proxy Statement, the Notice of Annual Meeting and accompanying Proxy Card on or about [•], 2022 to all stockholders of record entitled to vote at the Annual Meeting.
Who can vote at the Annual Meeting?
Only stockholders at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were [•] shares of common stock issued and outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote early. Whether or not you plan to attend the Annual Meeting, we encourage you to fill out and return the enclosed Proxy Card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid Proxy Card from your broker or other agent.
Will a list of stockholders entitled to vote at the Annual Meeting be available?
Our list of stockholders as of the Record Date will be available for inspection for the 10 days prior to the Annual Meeting. If you want to inspect the stockholder list, call our office at 800 775-7936 to speak with our Investor Relations department to schedule an appointment. In addition, the list of stockholders will also be available during the Annual Meeting for those stockholders who choose to attend.
What am I being asked to vote on?
You are being asked to vote on four proposals:
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Proposal 1 — the election of three Class I directors to hold office until our 2025 annual meeting of stockholders;

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Proposal 2 — the ratification of the selection, by the Audit Committee of our Board, of Baker Tilly U.S., LLP (“Baker Tilly”), as our independent registered public accounting firm for the year ending December 31, 2022;

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Proposal 3 — the approval and adoption of the Reverse Stock Split Amendment; and

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Proposal 4 — the approval of the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 3.

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.
What if another matter is properly brought before the meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
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For Proposal 1, you may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify.

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For Proposal 2, you may either vote “For” or “Against” or abstain from voting.

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For Proposal 3, you may either vote “For” or “Against” or abstain from voting.

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For Proposal 4, you may either vote “For” or “Against” or abstain from voting.

Please note that by casting your vote by proxy you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.
The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in person at the Annual Meeting. Alternatively, you may vote by proxy by using the accompanying Proxy Card, over the internet or by telephone. Whether or not you plan to attend the Annual Meeting, we encourage you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting and vote in person. In such case, your previously submitted proxy will be disregarded.
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To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

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To vote using the Proxy Card, simply complete, sign and date the accompanying Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card to us before the Annual Meeting, we will vote your shares in accordance with the Proxy Card.

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To vote by proxy over the internet, follow the instructions provided on the Proxy Card. You will be asked to provide the company number and Control Number from the enclosed proxy card. Your internet vote must be received by 11:59 P.M. ET on August 9, 2022 to be counted.

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To vote by telephone, you may vote by proxy by calling the toll free number found on the Proxy Card. You will be asked to provide the company number and Control Number from the enclosed proxy card. Your telephone vote must be received by 11:59 P.M. ET on August 9, 2022 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.
We also provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.

Who counts the votes?
Broadridge Financial Solutions (“Broadridge”) has been engaged as our independent agent to tabulate stockholder votes. If you are a stockholder of record, your executed Proxy Card will be returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, Broadridge will tabulate all returned votes on behalf of your broker.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For” votes for all proposals and, with respect to Proposals 2, 3 and 4, “Against” votes, abstentions and broker non-votes. In addition, with respect to Proposal 1, the election of directors, the inspector of election will count the number of “Withheld” votes and broker non-votes received. If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items but not with respect to “non-routine” items. See below for more information regarding: “What are “broker non-votes”?” and “Which ballot measures are considered “routine” or “non-routine”?”
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.
Which ballot measures are considered “routine” or “non-routine?”
The ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2022 (Proposal 2) and the approval of an adjournment of the Annual Meeting (Proposal 4) are considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 2 and Proposal 4. We believe the approval and adoption of the Reverse Stock Split Amendment (Proposal 3) is considered routine under applicable rules. However, it is possible that brokers will not have discretionary authority with respect to the Reverse Stock Split Amendment, in which case, if you do not instruct your broker how to vote with respect to the Reverse Stock Split Amendment, your broker may not vote with respect to such proposal and there may be broker non-votes. The election of directors (Proposal 1) is considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal 1.
How many votes are needed to approve the proposals?
With respect to Proposal 1, the election of directors, the nominee for each seat receiving a plurality — or the highest number of “For” votes — will be elected. Only votes “For” will affect the outcome and abstentions and broker non-votes will have no effect.
With respect to Proposals 2 and 4, the affirmative vote of the majority of votes cast affirmatively or negatively is required for approval. Only votes “For” or “Against” will affect the outcome, and abstentions and broker non-votes, if any, will have no effect. We believe these are routine proposals and therefore we do not expect any broker non-votes on these proposals.

With respect to Proposal 3, the affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting is required for approval. Abstentions and broker non-votes will have the same effect as an “Against” vote.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.
What if I return a Proxy Card but do not make specific choices?
If we receive a signed and dated Proxy Card and the Proxy Card does not specify how your shares are to be voted, your shares will be voted as follows:
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“For” the election of each of the three nominees for director;

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“For” the ratification of the appointment of Baker Tilly as our independent registered public accounting firm;

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“For” the approval and adoption of the Reverse Stock Split Amendment.

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“For” the approval of the adjournment of the Annual Meeting.

If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares in his or her discretion.
Who is paying for this proxy solicitation?
We have retained D.F. King to perform proxy solicitation services for us, involving conducting a bank/broker search, distributing proxy solicitation materials to stockholders, providing information to stockholders from the materials, and soliciting proxies by mail, courier, telephone, facsimile and e-mail. We will pay a fee in the amount of $10,000 to D.F. King, plus out-of-pocket expenses for these services.
If you have any questions or require any assistance with voting your shares, please contact D.F. King at:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers, Call Collect: (212) 269-5550
All Others Call Toll Free: (800) 901-0068
Email: VYNE@dfking.com
In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Proxy Cards.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
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You may submit another properly completed proxy with a later date.

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You may send a written notice that you are revoking your proxy to our Corporate Secretary at 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807.

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You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.
When are stockholder proposals due for next year’s Annual Meeting?
Stockholders intending to present a proposal at the 2023 annual meeting of stockholders for inclusion in our proxy statement for that meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) must submit the proposal to our Corporate Secretary at 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807. Such proposals must comply with the requirements of Rule 14a-8 of the Exchange Act and must be received by the Company no later than [•], 2023.
In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting when such matter is not submitted for inclusion in the Company’s proxy statement pursuant to Rule 14a-8 of the Exchange Act. Generally, notice of a nomination or proposal not submitted pursuant to Rule 14a-8 must be delivered to, or mailed and received at, our principal executive offices not less than 90 days and not more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. Accordingly, for our 2023 annual meeting of stockholders, notice of a nomination or proposal must be delivered to us no earlier than April 12, 2023 and no later than May 12, 2023. If the date of the annual meeting, however, is more than 30 days before or more than 60 days after such anniversary date, notice must be delivered, or mailed and received not later than the later of the 90th day prior to such annual meeting or the 10th day following the day on which public disclosure of the date of such meeting is first made. Further updates and supplements to such notice may be required at the times, and in the forms, required under our bylaws. We may refuse to acknowledge any stockholder proposal not made in compliance with the foregoing procedures.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote are present in person, or by remote communication, if applicable, or represented by proxy at the Annual Meeting. On the Record Date, there were [•] shares outstanding and entitled to vote. Accordingly, [•] shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.
Your shares will be counted toward the quorum only if you submit a valid proxy or vote at the Annual Meeting. Abstentions will be counted toward the quorum requirement. If there is no quorum, either the chair of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person, or by remote communication, if applicable, or represented by proxy, may adjourn the Annual Meeting to another time or place.
How can I find out the results of the voting at the Annual Meeting?
Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.
What proxy materials are available on the internet?
The proxy statement and annual report to shareholders are available at https://vynetherapeutics.com/investors-media/filings-financials/.
Attending the Annual Meeting
The Annual Meeting will be held on August 10, 2022 at our corporate offices located at 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807 and will begin promptly at 10:00 a.m. local time.

STOCKHOLDERS OF RECORD MUST BRING A FORM OF PHOTO IDENTIFICATION SO THEIR SHARE OWNERSHIP CAN BE VERIFIED. A BENEFICIAL OWNER HOLDING SHARES IN “STREET NAME” MUST ALSO BRING AN ACCOUNT STATEMENT OR LETTER FROM HIS OR HER BANK OR BROKERAGE FIRM SHOWING THAT HE OR SHE BENEFICIALLY OWNS SHARES AS OF THE CLOSE OF BUSINESS ON THE RECORD DATE, ALONG WITH A FORM OF PHOTO IDENTIFICATION. STOCKHOLDERS WISHING TO VOTE THEIR SHARES IN PERSON AT THE ANNUAL MEETING MUST ALSO BRING THEIR 16-DIGIT CONTROL NUMBER INCLUDED ON YOUR PROXY CARD.
YOUR VOTE IS IMPORTANT AND WE STRONGLY ENCOURAGE YOU TO VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a staggered, three-year term. Unless the Board determines that vacancies (including vacancies created by increases in the number of directors) shall be filled by the stockholders, and except as otherwise provided by law, vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.
The Board currently consists of six seated directors, divided into the three following classes:
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Class I directors: Anthony Bruno, Elisabeth Sandoval and Steven Basta, whose current terms will expire at the Annual Meeting;

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Class II director: Sharon Barbari, whose current term will expire at the annual meeting of stockholders to be held in 2023; and

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Class III directors: David Domzalski and Patrick LePore, whose current term will expire at the annual meeting of stockholders to be held in 2024.

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third subsequent annual meeting of stockholders.
Ms. Sandoval, Mr. Basta and Mr. Bruno have been nominated to each serve as a Class I director and have each agreed to stand for election. Each director to be elected will hold office from the date of their election by the stockholders until the third subsequent annual meeting of stockholders or until his or her successor is elected and has been qualified, or until such director’s earlier death, resignation or removal. Mr. Basta and Ms. Sandoval are currently directors of the Company who were previously elected by the stockholders. Mr. Bruno joined the Board on March 9, 2020 in connection with the merger transaction between Melo Therapeutics Inc. and Foamix Pharmaceutiucals Ltd. It is the Company’s policy to encourage directors to attend the Annual Meeting. All of the directors attended the 2021 annual meeting of stockholders.
Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of the three nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. Directors are elected by a plurality of the votes cast at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH NAMED NOMINEE.
The following table sets forth, for the Class I nominees (who are currently standing for election) and for our other current directors who will continue in office after the Annual Meeting, information with respect to their ages as of the Record Date and office held within the Company:
Name	Age	Office Held With the Company	Director Since
Class I Directors whose terms expire at the Annual Meeting
Steven Basta	56	Director	2015
Anthony Bruno(1)(2)	66	Director	2020
Elisabeth Sandoval(2)(3)	60	Director	2019
Class II Director whose term expires at the 2023 Annual Meeting
Sharon Barbari (1)(2)(3)	67	Director	2020
Class III Directors whose terms expire at the 2024 Annual Meeting
David Domzalski	55	President, Chief Executive Officer and Director	2020
Patrick LePore(1)(3)	66	Lead Independent Director	2020

(1)
Member of the Nominating and Corporate Governance Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Audit Committee.

Set forth below is biographical information for the nominees and each person whose term of office as a director will continue after the Annual Meeting. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the Board to conclude that they should serve as directors.
Nominees for Election to a Three-Year Term Expiring at the 2025 Annual Meeting of Stockholders
Steven Basta served as our President and Chief Executive Officer from September 2015 until March 9, 2020, the closing date of the merger between Menlo Therapeutics Inc. and Foamix Pharmaceuticals Ltd. (the “Closing Date”) and has served as a member of our Board since September 2015. Mr. Basta is currently the Chief Executive Officer of Mahana Therapeutics, a privately-held digital therapeutics company, and has served in that capacity since December 2020. From October 2011 until August 2015, Mr. Basta served as Chief Executive Officer of AlterG, a privately held medical device company. From November 2002 to February 2010, Mr. Basta served as Chief Executive Officer of BioForm Medical, a publicly listed medical aesthetics company acquired by Merz, and from February 2010 to September 2011 served as Chief Executive Officer of Merz Aesthetics, the successor to BioForm Medical. Mr. Basta is currently a board member of the publicly listed company, Viveve Medical (since September 2018) and serves as Chairman of the Board of Viveve (since January 2019). Mr. Basta previously served on the board of Carbylan Therapeutics from September 2009 to November 2016 when it was acquired by KalVista Pharmaceuticals. Mr. Basta served on the board of RF Surgical (acquired by Medtronic) from December 2013 to August 2015. Mr. Basta received a B.A. from The Johns Hopkins University and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University. We believe Mr. Basta is qualified to serve on our Board because of his extensive experience in leadership and management roles at various life sciences companies.
Anthony Bruno has served on our Board since the Closing Date and previously served as a director of Foamix from November 2018 until the Closing Date. Mr. Bruno is currently retired. He previously served as a strategic consultant to Foamix from 2014 until August 2018, and to various healthcare-focused investment funds from 2011 to January 2018. He was employed at Warner Chilcott from 2000 to 2011, most recently as Executive Vice President, with responsibility for all business development activities including product acquisitions and divestitures as well as licensing agreements. Mr. Bruno also spent 16 years at Warner Lambert, holding several positions of increasing strategic responsibility. Mr. Bruno began his legal career as an associate with Shearman & Sterling. Mr. Bruno holds a B.A. in Political Science from Syracuse University, and a J.D. from The George Washington University Law School. We believe Mr. Bruno is qualified to serve on our Board given his experience as an accomplished pharmaceutical executive with broad expertise in the legal, business development, and corporate development functions within the industry, as well as significant experience in product licensing and M&A transactions.
Elisabeth Sandoval has served as a member of our Board since March 2019. Ms. Sandoval currently serves as a consultant to the pharmaceutical industry. Previously, from 2016 to 2019, she served as the Chief Commercial Officer and Executive Vice President of Corporate Strategy for Alder Biopharmaceuticals, a clinical stage company focused on developing novel therapeutic antibodies for the treatment of migraine. Prior to this, Ms. Sandoval was Chief Commercial Officer for KYTHERA Biopharmaceuticals until KYTHERA’s acquisition by Allergan. Before KYTHERA, Ms. Sandoval served as Vice President of Marketing for Bausch and Lomb Surgical and Vice President of Global Marketing at Allergan with responsibility for the Medical Aesthetics division. She spent 23 years at Allergan in sales and marketing leadership roles in the specialties of dermatology, neurology, and aesthetics. Ms. Sandoval began her career in research and development at Johnson & Johnson’s Ethicon division. Ms. Sandoval serves on the board of directors for Alastin Skincare, Satsuma Pharmaceuticals, Intersect ENT and Procept BioRobotics. She holds an MBA from Pepperdine University and a B.S. in biology from the University of California, Irvine. We believe that Ms. Sandoval is qualified to serve on our Board because of her extensive background working in the dermatology industry and her experience in strategic planning, business transactions, sales operations and executive leadership.
The Board unanimously recommends that stockholders vote “FOR” the election of each person nominated to serve a three-year term on the Board of Directors of VYNE.
Director Continuing in Office Until the 2023 Annual Meeting of Stockholders
Sharon Barbari has served on our Board since the Closing Date and previously served as a director of Foamix from January 2019 until the Closing Date. Ms. Barbari previously served as Chief Financial Officer at Cytokinetics from 2004 to 2017 and as CFO at Gilead Sciences, where she served in senior financial roles from 1998 to 2002. Ms. Barbari also served as CFO and Senior Vice President of Finance and Administration at InterMune, and Vice President of Strategic Planning at Foote, Cone & Belding Healthcare. From 1972 to 1990, Ms. Barbari served in various roles of increasing responsibility at Syntex Corporation/Roche Pharmaceuticals. Ms. Barbari currently serves on the board of directors of Agile Therapeutics and the Association of Bioscience Finance Officers. She previously served on the board of directors of Foamix from January 2019 until the Closing Date, Sonoma Pharmaceuticals and for Phytogen Life Sciences. In 2017, Ms. Barbari was a recipient of the YWCA Silicon Valley Tribute to Women Awards. She received her BS in accounting from San Jose State University. The Board believes that Ms. Barbari’s long career as a senior financial executive and her leadership roles in various biotechnology and pharmaceutical companies provides broad experience and knowledge of the global pharmaceutical business and industry, as well as extensive accounting expertise, to the Board and to the Company.
Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders
David Domzalski has served as the Company’s President and Chief Executive Officer and as a director since the Closing Date. From July 2017 until the Closing Date, Mr. Domzalski served as the Chief Executive Officer of Foamix. He also served as a director of Foamix beginning in January 2018. Mr. Domzalski’s tenure with Foamix began in April 2014 when he served as President of its U.S. subsidiary. Prior to that, Mr. Domzalski was the Vice President of Sales and Marketing at LEO Pharma Inc. from 2009 to 2013. Mr. Domzalski holds a B.A. in economics and political science from Muhlenberg College in Allentown, Pennsylvania. We believe Mr. Domzalski is qualified to serve on our Board given his leadership position with the Company and Foamix, and his extensive experience in operating and leadership roles in the pharmaceutical industry.

Patrick LePore has served on our Board since September 2020 and was appointed as the lead independent director in February 2021. Mr. LePore previously served as Chairman, Chief Executive Officer and President of Par Pharmaceutical Companies, Inc. from September 2006 until its sale to affiliates of TPG Capital in 2012. He remained as chairman of Par Pharmaceutical through its sale to Endo International in 2015. Mr. LePore began his career with Hoffmann-LaRoche. He later founded Boron, LePore & Associates, a medical communications company, which he took public in 1997 and was eventually sold to Cardinal Health in 2002. Mr. LePore is currently Chairman of the Board of Lannett Co. Inc. He previously served on the boards of Matinas BioPharma, PharMerica and Innoviva, and previously served as a trustee of Villanova University. Mr. LePore earned a bachelor’s degree from Villanova University and a Master of Business Administration from Farleigh Dickinson University. We believe Mr. LePore is qualified to serve on our Board given his extensive experience as a senior level executive and board member for several companies in the pharmaceutical sector.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has engaged Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2022, and is seeking ratification of such selection by our stockholders at the Annual Meeting. Representatives of Baker Tilly are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Baker Tilly as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Baker Tilly to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Baker Tilly. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) previously audited the Company’s financial statements for the fiscal years ended December 31, 2021 and 2020. On April 6, 2022, our Audit Committee appointed Baker Tilly as the Company’s independent registered public accounting firm and dismissed PricewaterhouseCoopers as the Company’s independent registered public accounting firm. During the years ended December 31, 2021 and December 31, 2020, and for the subsequent interim period through the date of their dismissal, there were no: (i) disagreements as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference thereto in their reports; or (ii) reportable events as described in Item 304(a)(1)(v) of Regulation S-K. PricewaterhouseCoopers’s report on the Company’s financial statements as of and for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for the explanatory paragraph included in PricewaterhouseCoopers’s report on the Company’s financial statements as of and for the year ended December 31, 2021 which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company’s incurred losses and experienced negative operating cash flows. Representatives of PricewaterhouseCoopers are not expected to be present at the Annual Meeting, and accordingly will not have an opportunity to make a statement or be available to respond to questions from stockholders. The Company previously provided PricewaterhouseCoopers with a copy of the foregoing disclosures and requested that PricewaterhouseCoopers provide the Company with a letter addressed to the SEC stating whether or not it agreed with the statements made above. A copy of PricewaterhouseCoopers’s letter is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 7, 2022.
Principal Accountant Fees and Services
PricewaterhouseCoopers served as our principal independent registered public accounting firm for the years ended December 31, 2021 and 2020. The following table provides information regarding fees paid by us to PricewaterhouseCoopers for all services, for the years ended December 31, 2021 and 2020
	Fiscal year ended December 31,
	2021	2020
	(in thousands of U.S. dollars)
Audit fees(1)	$1,050	$1,019
Audit-related fees	—	5
All other fees	4	5
Total Fees	$1,054	$1,029

(1)
Includes professional services rendered in connection with the audit of our annual financial statements, the review of our interim financial statements and fees for registration statements and comfort letters.

Pre-Approval Policies and Procedures
Our Audit Committee’s specific responsibilities in carrying out its oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company include the approval of audit and non-audit services to be provided by the external auditor. The audit committee pre-approves all non-audit services provided to the Company during year.
The Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2022.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The primary purpose of the Audit Committee is to oversee our financial reporting processes on behalf of our Board. The Audit Committee’s functions are more fully described in its charter, which is available on our website at https://vynetherapeutics.com/investors-media/corporate-goverance/. Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management VYNE’s audited financial statements as of and for the year ended December 31, 2021.
The Audit Committee has discussed with PricewaterhouseCoopers, the Company’s independent registered public accounting firm for the year ended December 31, 2021, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee discussed with PricewaterhouseCoopers their independence and received from PricewaterhouseCoopers the written disclosures and the letter required by applicable requirements of the PCAOB. Finally, the Audit Committee discussed with PricewaterhouseCoopers, with and without management present, the scope and results of PricewaterhouseCoopers’s audit of such financial statements.
Based on these reviews and discussions, the Audit Committee has recommended to our Board that such audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC. The Audit Committee also has selected Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2022 and is seeking ratification of such selection by the stockholders.
Audit Committee
Sharon Barbari, Chair
Patrick LePore
Elisabeth Sandoval
The foregoing report of the Audit Committee does not constitute soliciting material and is not be deemed filed or incorporated by reference into any filing of VYNE Therapeutics Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent VYNE Therapeutics Inc. specifically incorporates such report by reference therein.

PROPOSAL NO. 3
APPROVAL AND ADOPTION OF THE REVERSE STOCK SPLIT AMENDMENT
On February 28, 2022, the Company received notification from The Nasdaq Stock Market LLC (“Nasdaq”) that the Company was not in compliance with the requirement to maintain a minimum closing bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5550(a)(2), because the closing bid price of the Company’s common stock was below $1.00 per share for 30 consecutive business days. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days from the date of notification, or until August 29, 2022, to regain compliance with the minimum bid price requirement. In the event the Company does not regain compliance by August 29, 2022, the Company may be eligible for an additional 180 calendar day compliance period to demonstrate compliance with the bid price requirement. To qualify for the additional 180-day period, the Company will be required to meet the continued listing requirements for market value of publicly held shares and all other initial listing standards (with the exception of the bid price requirement) and transfer its listing to the Nasdaq Capital Market. In addition, the Company will need to provide written notice to Nasdaq of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary.
Our Board has unanimously approved and declared advisable the proposed amendment to our Amended Restated Certificate of Incorporation to effect the Reverse Stock Split, and recommends that our stockholders adopt and approve the proposed amendment. The description of the proposed amendment contained in this Proposal No. 3 is a summary and is subject to the full text of the proposed certificate of amendment to our Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), which is attached to this proxy statement as Annex A.
The Reverse Stock Split will not change the number of authorized shares of common stock or preferred stock or the relative voting power of such holders of our outstanding common stock and preferred stock. Therefore, the number of authorized but unissued shares of our common stock will effectively increase and will be available for reissuance by the Company. Given the Company’s current financial position and liquidity needs within the next year, the Board has determined that maintaining the Company’s current number of authorized shares is warranted and in the best interest of the Company and its stockholders. Failure to successfully receive additional financing will require the Company to delay, scale back or otherwise modify its business and its research and development activities and other operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern, and therefore maintaining the Company’s ability to raise additional financing through an issuance of its authorized shares is important to the Company’s continued operations.
If stockholders approve this proposal, the Board will cause the Certificate of Amendment to be filed with the Delaware Secretary of State and effect the Reverse Stock Split only if the Board determines that the Reverse Stock Split would be in the best interests of the Company and its stockholders to regain compliance with the Nasdaq continued listing rules by the deadline set forth by Nasdaq (as further described below). The Board may determine in its discretion not to effect the Reverse Stock Split and not to file the Certificate of Amendment.
The Reverse Stock Split Amendment, if filed, will effect the Reverse Stock Split of the outstanding shares of the Company’s common stock at a ratio ranging from 1-for-5 shares up to a ratio of 1-for-15 shares, which ratio will be selected by the Company’s Board and set forth in a public announcement. As of the Record Date, [•] shares of our common stock were issued and outstanding. Based on such number of shares of our common stock issued and outstanding, immediately following the effectiveness of the Reverse Stock Split (and without giving any effect to the payment of cash in lieu of fractional shares), we will have, depending on the reverse stock split ratio selected by our Board, issued and outstanding shares of stock as illustrated in the table under the caption “— Effects of the Reverse Stock Split — Effect on Shares of Common Stock.”
All holders of the Company’s common stock will be affected proportionately by the Reverse Stock Split. No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, any stockholder who would have been entitled to receive a fractional share as a result of the Reverse Stock Split will receive cash payments in lieu of such fractional shares. See “Fractional Shares” for more information regarding cash payments in lieu of fractional shares. Each common stockholder will hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving cash in lieu of fractional shares.
Reasons for the Reverse Stock Split
Meet Nasdaq Continued Listing Requirements
Our common stock is currently listed on the Nasdaq Global Select Market under the symbol “VYNE.” As described in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on March 4, 2022, on February 28, 2022, the Company received notification from Nasdaq that the Company was not in compliance with the requirement to maintain a minimum closing bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5550(a)(2), because the closing bid price of the Company’s common stock was below $1.00 per share for 30 consecutive business days. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we were given 180 calendar days, or until August 29, 2022 (“Compliance Date”), to regain compliance with Rule 5550(a)(2). As of the date of this Proxy, we are not in compliance with Rule 5550(a)(2). In the event the Company does not regain compliance by the Compliance Date, the Company may be eligible for an additional 180 calendar day compliance period to demonstrate compliance with the bid price requirement. To qualify for the additional 180-day period, the Company will be required to meet the continued listing requirements for market value of publicly held shares and all other initial listing standards (with the exception of the bid price requirement) and transfer its listing to the Nasdaq Capital Market. In addition, the Company will need to provide written notice to Nasdaq of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary. If the Company does not qualify for the second compliance period or fails to regain compliance during the second 180-day period, then Nasdaq will notify the Company that our common stock is subject to delisting.
Our Board has considered the potential harm to us and our stockholders should Nasdaq delist our common stock from the Nasdaq Capital Market following a transfer from the Nasdaq Global Select Market. Delisting may adversely affect our ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade our securities and may negatively affect the value and liquidity of our common stock. Delisting also could have other negative results, including the potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities.
Our Board believes that the proposed Reverse Stock Split is a potentially effective means for us to maintain compliance with Nasdaq’s $1.00 minimum closing bid requirement and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from the Nasdaq Global Select Market by producing the immediate effect of increasing the bid price of our common stock. Although we believe that implementing the Reverse Stock Split is likely to lead to compliance with Rule 5550(a)(2), there can be no assurance that the closing share price after implementation of the Reverse Stock Split will succeed in restoring such compliance.
In addition to the foregoing, our Board also believes that an increased stock price could encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus enhance our liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.
For the above reasons, we believe that providing the Board with the ability to effect the Reverse Stock Split, in the event that it determines, in its sole discretion, that implementing the Reverse Stock Split will help us regain and maintain compliance with the Nasdaq listing requirements and, as a result, could also improve the marketability and liquidity of our common stock, is in the best interests of the Company and our stockholders. However, although we expect that the Reverse Stock Split will result in an increase in the market price of our common stock, the Reverse Stock Split may not result in a permanent increase in the market price of our common stock, which would be dependent on many factors, including general economic, market and industry conditions as well as factors specific to the Company, including its financial results and outlook, and other factors detailed from time to time in the reports we file with the SEC. Regardless as to whether or not the Board believes that implementing the Reverse Stock Split could help us regain and maintain compliance with the Nasdaq listing requirements, the Board reserves the right not to implement the Reverse Stock Split if it determines, in its sole discretion, that it otherwise would not be in our and our stockholders’ best interests.
Criteria to be Used for Decision to Apply the Reverse Stock Split
If our stockholders approve the Reverse Stock Split Amendment, our Board will be authorized to proceed with the Reverse Stock Split. The exact ratio of the Reverse Stock Split, within the 1-for-5 to 1-for-15 range, would be determined by our Board and publicly announced by us prior to the effective time of the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split and setting the appropriate ratio for the Reverse Stock Split, our Board will consider, among other things, factors such as:
•
the Company’s compliance with Nasdaq’s continued listing rules;

•
the number of shares of our common stock that would be outstanding following the Reverse Stock Split;

•
the then-prevailing and expected trading prices and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

•
business developments affecting us; and

•
prevailing general market and economic conditions.

Certain Risks Associated with the Reverse Stock Split
We cannot assure you that the proposed Reverse Stock Split will increase our stock price.
We expect that the Reverse Stock Split will increase the per share trading price of our common stock. However, the effect of the Reverse Stock Split on the per share trading price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share trading price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks. In addition, although we believe the Reverse Stock Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the per share trading price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the per share trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.
The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.
The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above.

Effective Time
The effective time of the Reverse Stock Split (the “Effective Time”), if approved by stockholders and implemented by the Company, will be the date and time set forth in the Certificate of Amendment that is filed with the Delaware Secretary of State. The exact timing of the filing of the Reverse Stock Split Amendment (if in fact it is filed) will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders taking into consideration the factors noted above, among other matters that may be relevant at the time.
If, at any time prior to the filing of the Certificate of Amendment with the Delaware Secretary of State, notwithstanding stockholder approval, and without further action by the stockholders, the Board, in its sole discretion, determines that it is in the Company’s best interests and the best interests of our stockholders to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned.
Fractional Shares
Stockholders will not receive fractional shares of common stock in connection with the Reverse Stock Split. Instead, the transfer agent will aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then-prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. We expect that the transfer agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of our common stock. After the transfer agent’s completion of such sale, stockholders who would have been entitled to a fractional share will instead receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total proceeds of that sale net of any brokerage costs incurred by the transfer agent to sell such stock.
Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is made for their fractional share interest. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.
If you believe that you may not hold sufficient shares of common stock at the Effective Time to receive at least one share in the Reverse Stock Split and you want to continue to hold the Company’s common stock after the Reverse Stock Split, you may do so by either:
•
purchasing a sufficient number of shares of the Company’s common stock; or

•
if you have shares of common stock in more than one account, consolidating your accounts,

in each case, so that you hold a number of shares of our common stock in your account prior to the Reverse Stock Split that would entitle you to receive at least one share of common stock in the Reverse Stock Split. Shares of our common stock held in registered form and shares of our common stock held in “street name” (that is, through a broker, bank or other holder of record) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.
Effects of the Reverse Stock Split
General
If the Reverse Stock Split is implemented by our Board, after the Effective Time, each stockholder will own a reduced number of shares of common stock. The principal effect of the Reverse Stock Split will be to proportionately decrease the number of outstanding shares of our common stock based on the reverse stock split ratio selected by our Board.
Voting rights and other rights of the holders of our common stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described above. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares) of the voting power of the outstanding shares of our common stock after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. Our Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.
Effects on Shares of Common Stock
The following table contains approximate information, based on share information as of May 25, 2022 relating to our outstanding common stock based on the proposed reverse stock split ratios assuming that the proposal is approved and the Reverse Stock Split is implemented. As stated above, the number of authorized shares will not be impacted by the Reverse Stock Split.
Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Authorized but Not Outstanding
Pre-Reverese Stock Split	150,000,000	57,908,489	92,091,511
Post-Reverse Stock Split 1:5	150,000,000	11,581,697	138,418,303
Post-Reverse Stock Split 1:10	150,000,000	5,790,848	144,209,152
Post-Reverse Stock Split 1:15	150,000,000	3,860,565	146,139,435
After the effective date of the Reverse Stock Split that our Board elects to implement, our common stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our common stock. Our common stock is currently registered under Section 12(b) of the Securities Exchange Act and we are subject to the periodic reporting and other requirements of the Exchange Act.
Effect on Preferred Stock
Pursuant to our Amended and Restated Certificate of Incorporation, our capital stock consists of 20,000,000 shares of Preferred Stock, par value $0.0001 per share, and 150,000,000 shares of common stock. The proposed amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split would not impact the total authorized number of shares of preferred stock or the par value of the preferred stock.
Effect on Par Value
The proposed amendments to our Amended and Restated Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.0001.
Reduction In Stated Capital
As a result of the Reverse Stock Split, upon the Effective Time, the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.
Effect on the Company’s Equity Plans
Under our 2018 Omnibus Incentive Plan (the “2018 Plan”) and 2019 Equity Incentive Plan (the “2019 Plan” and together with 2018 Plan, the “Stock Plans”), the Board has discretion to determine the appropriate adjustment to the awards granted under our Stock Plans in the event of a reverse stock split. Accordingly, if the Reverse Stock Split is effected, the number of shares available for issuance under the Stock Plans, as well as the number of shares subject to any outstanding award under the Stock Plans, and the exercise price, grant price or purchase price relating to any such award under the Stock Plans, are expected to be proportionately adjusted by the Board to reflect the Reverse Stock Split. The Board will also determine the treatment of fractional shares subject to stock options and other outstanding awards under the Stock Plans. In addition, pursuant to the authority provided under the Stock Plans, the Board is expected to authorize the Company to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical, conforming changes to our Stock Plans. The Board will also determine the appropriate adjustments to our 2019 Employee Share Purchase Plan.
For illustrative purposes only, if a 1-for-5 reverse stock split is effected, the 858,978 shares that remain available for issuance under the 2019 Plan as of May 25, 2022, are expected to be adjusted to 171,795 shares, and the 6,566 shares that remain available for issuance under the 2018 Plan as of May 25, 2022, are expected to be adjusted to 1,313 shares, each subject to adjustment pursuant to their respective terms. Further, for illustrative purposes only, if a 1-for-5 reverse stock split is effected, an outstanding stock option for 5,000 shares of common stock, exercisable at $3.50 per share, would be adjusted as a result of a 1-for-5 split ratio into an option exercisable for 1,000 shares of common stock at an exercise price of $17.50 per share.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record
If you hold registered shares of our common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our common stock in registered book-entry form or your cash payment in lieu of fractional shares, if applicable. If you are entitled to post-Reverse Stock Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our common stock you hold. In addition, if you are entitled to a payment of cash in lieu of fractional shares, a check will be mailed to you at your registered address as soon as practicable after the Effective Time. By signing and cashing this check, you will warrant that you owned the shares of the Company’s common stock for which you received a cash payment.
At the Effective Time, we intend to treat stockholders holding shares of our common stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our common stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our common stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.
No Appraisal Rights
Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the reverse stock split described in this proposal and we will not independently provide our stockholders with any such rights.
Interest of Certain Persons in Matters to be Acted Upon
No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to holders of our common stock that hold such stock as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.
This discussion applies only to holders that are U.S. Holders (as defined below) and does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; or (xi) U.S. expatriates. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.
We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge. The following summary does not address any U.S. state or local or any foreign tax consequences, any estate, gift or other non-U.S. federal income tax consequences, or the Medicare tax on net investment income.
EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.
For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a U.S. person.
The Reverse Stock Split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes, and the remainder of this discussion assumes the Reverse Stock Split so qualifies. As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss should be long term capital gain or loss if the U.S. Holder’s holding period for our common stock surrendered exceeded one year at the Effective Time.
Vote Required for Approval of this Proposal
Under Delaware law, the affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting is required to adopt and approve the amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split. Because adoption and approval of the amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split requires a majority of the outstanding shares, an abstention or broker non-vote with respect to the reverse stock split proposal will have the same effect as a vote “Against” the proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE REVERSE STOCK SPLIT AMENDMENT.

PROPOSAL NO. 4
APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT PROPOSAL 3
If at the Annual Meeting the number of votes represented by shares of the common stock present or represented and voting in favor of Proposal 3 is insufficient to approve the proposal, our management may move to adjourn the Annual Meeting in order to enable our Board to continue to solicit additional proxies in favor of Proposal 3.
In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited to vote in favor of adjourning, postponing or continuing the Annual Meeting and any later adjournments. If our stockholders approve the adjournment, postponement or continuation proposal, we could adjourn, postpone or continue the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Proposal 3, including the solicitation of proxies from stockholders that have previously voted against the proposals. Among other things, approval of the adjournment, postponement or continuation proposal could mean that, even if proxies representing a sufficient number of votes against Proposal 3 have been received, we could adjourn, postpone or continue the Annual Meeting without a vote on Proposal 3 and seek to convince the holders of those shares to change their votes to votes in favor of the approval of Proposal 3.
Vote Required for Approval of this Proposal
The affirmative vote of the majority of votes represented by shares present in person or represented by proxy and entitled to vote thereon at the Annual Meeting is required to approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 3.
Recommendation
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT PROPOSAL 3.

CORPORATE GOVERNANCE
Corporate Governance Guidelines
The Board has documented our governance practices in our corporate governance guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The corporate governance guidelines set forth certain practices the Board will follow with respect to Board composition, Board committees, Board nomination, director qualifications and evaluation of the Board and committees. The corporate governance guidelines and the charter for each committee of the Board may be viewed at http://https://vynetherapeutics.com/investors-media/corporate-goverance/.
Independence of the Board of Directors and its Committees
Under the rules of the Nasdaq Stock Market LLC, independent directors must comprise a majority of a listed company’s board of directors within a specified period of the closing of our initial public offering. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries. We currently satisfy the audit committee independence requirements of Rule 10A-3. Additionally, compensation committee members must not have a relationship with us that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member.
Our Board has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board determined that each of our directors, except for Messrs. Basta and Domzalski, are an “independent director” as defined under the applicable rules and regulations of the SEC, and the listing requirements and rules of Nasdaq. In addition, the Board had previously determined that Mr. Rex Bright, who passed away on January 11, 2022, was independent.
Leadership Structure of the Board
Our amended and restated bylaws and corporate governance guidelines provide our Board with flexibility to designate the position of Chairman of the Board, and if so, to combine or separate the positions of Chairman of the Board and Chief Executive Officer, or to appoint a lead director in accordance with its determination that utilizing a particular structure would be in the best interests of the Company.
Our Nominating and Corporate Governance Committee evaluated our leadership structure in 2021 and subsequently recommended that the Board appoint a lead independent director. Following such recommendation and a discussion by the full Board, our Board appointed Patrick LePore as lead independent director in February 2021. The Board determined that the appointment of a lead independent director is in the best interests of the Company and its stockholders as it strengthens the Board’s independence and commitment to strong governance practices.
Role of Board in Risk Oversight Process
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Meetings of the Board of Directors
The Board met five times during the fiscal year ended December 31, 2021. The Audit Committee met four times, the Compensation Committee met three times and the Nominating and Corporate Governance Committee met two times. Each member of the Board attended at least 75% of the aggregate number of meetings of our Board and each committee on which such director serves, except that Mr. Bright, our former board member, missed two Audit Committee meetings due to personal reasons. We encourage all of our directors and nominees for director to attend our annual meeting of stockholders, however attendance is not mandatory.
Committees of the Board of Directors
The Board has a standing Audit Committee, Compensation Committee and a Nominating and Corporate Governance Committee. The Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below.
Name	Audit	Compensation	Nominating and Corporate Governance
David Domzalski	—	—	—
Sharon Barbari	X(1)	X	X
Steven Basta	—	—	—
Anthony Bruno	—	X	X(1)
Patrick LePore	X	—	X
Elisabeth Sandoval	X(1)	X	—
Total meetings in 2021	4	3	2

(1)
Committee Chairperson

Below is a description of each committee of the board of directors.
Audit Committee
Our Audit Committee oversees our corporate accounting and financial reporting process. Among other matters, the Audit Committee:
•
appoints our independent registered public accounting firm;

•
evaluates the independent registered public accounting firm’s qualifications, independence and performance;

•
determines the engagement of the independent registered public accounting firm;

•
reviews and approves the scope of the annual audit and the audit fee;

•
discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;

•
approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

•
monitors the rotation of partners of the independent registered public accounting firm on our engagement team in accordance with requirements established by the SEC;

•
is responsible for reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

•
reviews our critical accounting policies and estimates; and

•
reviews the Audit Committee charter and the committee’s performance at least annually.

The current members of our Audit Committee are Mses. Barbari and Sandoval and Mr. LePore, with Ms. Barbari serving as chairperson of the committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Ms. Barbari is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Under the rules of the SEC, members of the Audit Committee must also meet heightened independence standards. Our Board has determined that Mses. Barbari and Sandoval and Mr. LePore are independent under the applicable rules of the SEC and Nasdaq.
The Audit Committee operates under a written charter that satisfies the applicable standards of the rules of the SEC and Nasdaq. A copy of the Audit Committee charter is available to security holders on our website at https://vynetherapeutics.com/investors-media/corporate-goverance/.
Compensation Committee
Our Compensation Committee oversees policies and makes determinations relating to compensation and benefits of our current and prospective officers, directors and employees. The Compensation Committee periodically evaluates the performance of our Company, and where appropriate, our officers, in light of the goals and objectives it has established, and determines and approves, or may recommend to the Board to approve, the bonus award, if any, payable to these officers. The Compensation Committee may establish compensation and make bonus awards to our chief executive officer directly or may make recommendations to the Board regarding compensation and bonus awards payable to our chief executive officer. Our Compensation Committee also reviews director compensation and makes recommendations to the Board regarding director compensation. The Compensation Committee also reviews and approves or makes recommendations to our Board regarding the issuance of stock options and other awards under our stock plans. The Compensation Committee will periodically review and evaluate the performance of the Compensation Committee and its members, including compliance by the Compensation Committee with its charter.
The current members of our Compensation Committee are Mses. Barbari and Sandoval and Mr. Bruno, with Ms. Sandoval serving as the chairperson of the committee. Our Board has determined that each of Mses. Barbari and Sandoval and Mr. Bruno is independent under the applicable rules and regulations of Nasdaq and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.
Our executive officers submit proposals to the Board and the Compensation Committee regarding our executive compensation. Our Chief Executive Officer also annually reviews the performance of each executive officer and makes recommendations regarding their compensation. The Compensation Committee considers those recommendations in determining base salaries, adjustments to base salaries, annual cash bonus program targets and awards and equity awards, if any, for the executive officers and other members of senior management.
In 2020, the Compensation Committee retained the services of FW Cook to advise the committee on compensation adjustments for the 2020 calendar year as well as adjustments for 2021. The Compensation Committee has evaluated the independence of its outside advisors, including outside compensation advisor and legal counsel, considering the independence factors specified in the listing requirements of Nasdaq and concluded their work for the Compensation Committee does not raise any conflicts of interest.
The Compensation Committee operates under a written charter that satisfies the applicable standards of the rules of the SEC and Nasdaq. A copy of the Compensation Committee charter is available to security holders on our website at https://vynetherapeutics.com/investors-media/corporate-goverance/.

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our Board concerning governance matters.
The current members of our Nominating and Corporate Governance Committee are Messrs. Bruno and LePore and Ms. Barbari, with Mr. Bruno serving as the chairperson of the committee. Our Board has determined that each of Messrs. Bruno and LePore and Ms. Barbari is an independent director under the applicable rules and regulations of Nasdaq relating to nominating and corporate governance committee independence.
The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the Nominating and Corporate Governance Committee charter is available to security holders on our website at https://vynetherapeutics.com/investors-media/corporate-goverance/.
Our Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including but not limited to the following:
•
the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•
the candidate’s experience as a board member of another publicly held company;

•
the candidate’s professional and academic experience relevant to the Company’s industry;

•
the strength of the candidate’s leadership skills;

•
the candidate’s experience in finance and accounting and/or executive compensation practices; and

•
whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable.

Currently, our Nominating and Corporate Governance Committee and Board evaluate each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience and backgrounds. The Nominating and Corporate Governance Committee will consider individuals who are properly proposed by stockholders to serve on the Board in accordance with laws and regulations established by the SEC and the Nasdaq listing requirements, our bylaws and applicable corporate law, and make recommendations to the Board regarding such individuals based on the established criteria for members of our Board. The Nominating and Corporate Governance Committee may consider in the future whether we should adopt a more formal policy regarding stockholder nominations.
For a stockholder to make any nomination for election to the Board at an annual meeting, the stockholder must provide us with notice, which notice must be delivered to, or mailed and received at, our principal executive offices not less than 90 days and not more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder’s notice must be delivered, or mailed and received, not later than 90 days prior to the date of the annual meeting or, if later, the 10th day following the date on which public disclosure of the date of such annual meeting is made. Further updates and supplements to such notice may be required at the times, and in the forms, required under our bylaws. As set forth in our bylaws, submissions must include the name and address of the proposed nominee, information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Section 14(a) under the Exchange Act, information regarding the proposed nominee’s indirect and direct interests in shares of our common stock, and a completed and signed questionnaire, representation and agreement of the proposed nominee. Our bylaws also specify further requirements as to the form and content of a stockholder’s notice. We recommend that any stockholder wishing to make a nomination for director review a copy of our bylaws, as amended and restated to date, which is available, without charge, from our corporate secretary, at 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807.
Board Diversity Matrix
The following table sets forth diversity information for our Board, which consisted of six members as of June 7, 2022:
Gender Identity	Female	Male
Number of Directors	2	4
Demographic Background	Hispanic or Latinx	White
Number of Directors	1	5
Compensation Committee Interlocks and Insider Participation
As noted above, our Compensation Committee consists of Mses. Barbari and Sandoval and Mr. Bruno. None of the members of our Compensation Committee is or has at any time been one of our officers or employees. None of our executive officers currently serves or in the past year has served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.
Stockholder Communications with the Board of Directors
The Board will consider any written or electronic communication from our stockholders to the Board, a committee of the Board or any individual director. Any stockholder who wishes to communicate to the Board, a committee of the Board or any individual director should submit written or electronic communications to our corporate secretary at our principal executive offices, which shall include contact information for such stockholder. All communications from stockholders received shall be forwarded by our secretary to the Board, a committee of the Board or an individual director, as appropriate, on a periodic basis, but in any event no later than the Board’s next scheduled meeting. The Board, a committee of the Board, or individual directors, as appropriate, will consider and review carefully any communications from stockholders forwarded by our secretary.
Prohibition on Margin Accounts and Hedging and Similar Transactions
Our employees and directors are subject to an insider trading policy that, among other things, prohibits them from holding Company securities in a margin account or pledging Company securities as collateral for a loan. In addition, our insider trading policy prohibits employees and directors from engaging in put or call options, short selling, or similar hedging activities involving our stock. We prohibit these transactions because they may reduce the individual’s incentive to improve our performance, focus the individual on short-term performance at the expense of long-term objectives, and misalign the individual’s interests with those of our stockholders generally.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures for Related Party Transactions
Our board of directors has adopted a written related person transaction policy effective in January 2018, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including without limitation purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee considers all relevant facts and circumstances, including but not limited to whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.
Certain Related Party Transactions
The following is a description of transactions during our last fiscal year and the year preceding our last fiscal year to which we have been a party, in which the amount involved exceeds $120,000, and in which any of our directors, executive officers or beneficial owners of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Credit Agreement
The Company was a party to the Amended and Restated Credit Agreement and Guaranty (the “Credit Agreement”), dated as of March 9, 2020, by and among the Company and its subsidiaries, the lenders party thereto and Perceptive Credit Holdings II, LP (“Perceptive”), as administrative agent for the lenders. On August 11, 2021, we prepaid all outstanding amounts under the Credit Agreement. As of the date of the prepayment, affiliates of Perceptive were holders of more than 5% of the Company’s outstanding common stock. In connection with the prepayment of the Company’s indebtedness, Perceptive received $18.3 million, representing their portion of the principal amount, interest and prepayment premium. In addition, for the year ended December 31, 2020, the Company paid approximately $3.9 million in interest payments to the lenders under the Credit Agreement, including approximately $2.0 million to Perceptive. Perceptive received an additional $1.1 million in interest payments from January 1, 2021 through July 2021.
Director and Executive Officer Compensation
Please see “Director Compensation” and “Executive Compensation” for information regarding the compensation of our directors and executive officers.
Employment Agreements
We have entered into employment agreements with our executive officers. For more information regarding these agreements, see “Executive Compensation — Narrative to Summary Compensation Table and Outstanding Equity Awards at Fiscal Year End.”
Indemnification Agreements and Directors’ and Officers’ Liability Insurance
We have entered into or intend to enter into indemnification agreements with each of our directors and executive officers. These agreements require us to, among other things, indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We have obtained an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.

DIRECTOR COMPENSATION
Set forth below is a summary of the compensation paid to the non-executive members of the Board during 2020. In addition, our Compensation Committee approved adjustments to our director compensation program for 2021. A summary of these changes is set forth below.
Initial Equity Grants.   In February 2021, our Compensation Committee approved an adjustment to our director compensation program to increase the equity awards for director compensation such that each non-employee director who joins the Board will receive, upon appointment, options to purchase 41,000 shares of our common stock, representing two times (2x) the annual grant described below. The options will vest and become exercisable as to 1/3rd of the shares on each anniversary of the date of grant, subject to the director’s continued service to the Company through each applicable vesting date.
Annual Retainers.   Each of our non-employee directors receives an annual cash retainer of $40,000, payable quarterly. During 2020, each non-employee director who had served as a director on our Board or on the Board of Foamix for at least six months received an annual retainer for service in such capacity, consisting of options to purchase common stock, which vest quarterly over one year. In February 2021, our Compensation Committee approved an adjustment to our director compensation program such that each non-executive director who has served as a director on our Board for at least six months will be granted options to purchase 20,500 shares of our common stock on the date of our annual meeting of stockholders. The options vest over a 12 month period in equal, monthly installments. In addition to the annual cash retainer set forth above, each of our non-employee directors receive fees for their service as a member or chair of a committee of our Board as set forth in the table below:
Additional annual retainer fees for service as a member or chair of the following committees (with chair fees inclusive of fees for service as a member)	2020		2021
	Member	Chair	Member	Chair
Audit Committee	$8,000	$16,000	$10,000	$20,000
Compensation Committee	$6,000	$12,000	$7,500	$15,000
Nominating and Corporate Governance Committee	$4,000	$8,000	$5,000	$10,000
In addition, if a non-employee director is appointed to serve in a leadership position on the Board, he or she will be entitled to receive additional annual cash compensation of $40,000 for a non-employee chair or $25,000 for a lead independent director. In February 2021, Mr. LePore was appointed to serve as the Company’s lead independent director and received an additional annual cash retainer of $25,000 for his service.
The exercise price per share of each option granted under this policy will be equal to the per share fair market value of our stock on the date of grant. Each such option will have a term of ten years from the date of grant, subject to earlier termination in connection with a termination of the non-employee director’s service with us. In the event of a change of control transaction, any unvested portion of an equity award granted under this policy will fully vest and become exercisable immediately prior to the effective date of such transaction, subject to the non-employee director’s continuous service with us on the effective date of such transaction. Cash retainers will be paid on a quarterly basis in arrears, pro-rated based on the days served in the applicable fiscal quarter. In addition, none of our non-employee directors shall in any event be permitted to receive cash and equity-based compensation (calculated based on grant date fair value) exceeding, in the aggregate, $500,000 in any calendar year.
Our director compensation policy was adopted by our Compensation Committee in consideration of a number of factors, including its assessment of a director compensation report from FW Cook, which our Compensation Committee engaged to prepare a competitive assessment of non-employee director compensation. The FW Cook report delivered to our Compensation Committee in February 2021 recommended a director compensation program based on the median of a comparator group.
The vesting of each stock option held by our non-employee directors will accelerate in full upon a change in control.
We also reimburse all of our non-employee directors for all reasonable and customary business expenses in accordance with company policy.

Director Compensation Table
The following table sets forth information for the fiscal year ended December 31, 2021 regarding the compensation awarded to, earned by or paid to our non-executive directors.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total Compensation ($)
Sharon Barbari	$72,500	34,645	107,145
Steven Basta	$40,000	34,645	74,645
Rex Bright(2)	$65,000	34,645	99,645
Anthony Bruno	$57,500	34,645	92,145
Patrick LePore	$70,000	34,645	104,645
Elisabeth Sandoval	$57,500	34,645	92,145

(1)
Represent the grant date fair value of the stock options granted by the Company to our directors during 2021 as computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value are set forth in Note 15 to the financial statements included in this report.

(2)
Served on the Board until his death on January 11, 2022.

As of December 31, 2021, our non-employee directors held the following equity awards:
Name	Shares Underlying Outstanding Options	Shares Underlying Outstanding RSUs
Sharon Barbari	40,867	—
Steven Basta	236,700	—
Rex Bright(1)	109,880	—
Anthony Bruno	37,375	—
Patrick LePore	31,750	—
Elisabeth Sandoval	48,624	—

(1)
Served on the Board until his death on January 11, 2022.

EXECUTIVE OFFICERS
The following table sets forth information regarding our current executive officers:
Name	Age	Position(s)
David Domzalski(1)	55	President, Chief Executive Officer and Director
Tyler Zeronda	36	Chief Financial Officer and Treasurer
Mutya Harsch	47	General Counsel, Chief Legal Officer and Secretary
Iain Stuart	49	Chief Scientific Officer

(1)
See “Proposal No. 1 Election Of Directors” for biographical information for Mr. Domzalski.

Tyler Zeronda was appointed as the Company’s Chief Financial Officer and Treasurer in March 2022 and previously served as Interim Chief Financial Officer and Treasurer since June 2021. Mr. Zeronda previously served as Vice President of Finance of the Company from the Closing Date until his appointment as Interim CFO. Mr. Zeronda joined Foamix in April 2019 and has been responsible for all finance activities related to the commercial operations, financial planning, treasury, risk management and supply chain matters of VYNE. From April 2013 until April 2019, Mr. Zeronda held positions of increasing responsibility in finance at Aerie Pharmaceuticals Inc. (“Aerie”), a Nasdaq listed company, culminating in his role as Director of Finance. While at Aerie, Mr. Zeronda supported the company’s IPO and helped lead his department’s growth and transition from that of a pre-IPO, development-stage entity to a fully integrated commercial finance organization supporting the launch of multiple drugs. Prior to joining Aerie, Mr. Zeronda was employed at Ernst & Young, LLP where he focused on assurance services in the healthcare industry. Mr. Zeronda received his Master of Science in accounting from the University of Virginia, holds a Bachelor of Arts in economics and business from Lafayette College and is a licensed CPA.
Mutya Harsch has served as the Company’s Chief Legal Officer, General Counsel and Secretary since the Closing Date. From January 2019 until the Closing Date, Ms. Harsch served as the General Counsel and Chief Legal Officer of Foamix. She previously served as Foamix’s General Counsel and Senior Vice President of Legal Affairs from January 2018 to January 2019. In addition, Ms. Harsch has served on the board of directors of Satsuma Pharmaceuticals Inc. since October 2021. Ms. Harsch has over 20 years of legal experience, previously holding positions as Special Counsel, Mergers & Acquisitions at Cooley LLP from 2015 to 2017 and as a corporate lawyer at Davis Polk & Wardwell from 2005 to 2015. Ms. Harsch received her J.D. and B.A. from the University of California at Berkeley.
Iain Stuart, Ph.D. has served as the Company’s Chief Scientific Officer since the Closing Date. From January 2019 until the Closing Date, Dr. Stuart served as the Chief Scientific Officer of Foamix. Dr. Stuart previously served as Foamix’s Senior Vice President of Research & Development from August 2017 to January 2019 and as Vice President of Clinical Development from October 2016 to 2017. Prior to joining Foamix, Dr. Stuart held several positions, including Vice President of Medical Strategy and Scientific Affairs, at LEO Pharma, Inc. from 2008 to 2016. Dr. Stuart holds a Ph.D. from Glasgow Caledonian University in Scotland.

EXECUTIVE COMPENSATION
The following is a discussion of compensation arrangements of our named executive officers, or NEOs. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.
Our NEOs for the year ended December 31, 2021 were:
•
David Domzalski, President and Chief Executive Officer;

•
Mutya Harsch, Chief Legal Officer, General Counsel and Secretary; and

•
Iain Stuart, Chief Scientific Officer.

Summary Compensation Table
The following table sets forth the compensation information for our NEOs for the years ended December 31, 2021 and 2020. Dr. Stuart was not a named executive officer for the year ended December 31, 2020 and therefore compensation information for that period has been omitted. Mr. Domzalski and Ms. Harsch were executives of Foamix prior to the Merger and were appointed as executives of the Company as of the Closing Date. Accordingly, compensation presented for 2020 reflects only compensation paid by the Company from the Closing Date through December 31, 2020. It does not reflect compensation received by such person prior to the Closing Date which was paid by Foamix.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total Compensation ($)
David Domzalski	2021	637,560	242,910	1,818,861	2,141,994	11,600	4,852,925
President and Chief Executive Officer	2020	500,500*	277,200	1,326,000	756,908	11,400	2,872,008
Mutya Harsch	2021	405,936	142,007	345,587	406,976	11,600	1,312,106
Chief Legal Officer, General Counsel and Secretary	2020	318,669*	117,662	292,500	166,965	11,400	907,196
Iain Stuart	2021	405,576	117,620	345,587	406,976	11,600	1,287,359
Chief Scientific Officer

*
For Mr. Domzalski and Ms. Harsch, the amounts shown for 2020 reflect base salary that was paid by the Company from the March 9, 2020 (the closing date of the Merger) through December 31, 2020. It does not reflect base salary that was paid by Foamix from January 1, 2020 through March 9, 2020 as such amounts were not paid by the Company. The base salary received by Mr. Domzalski and Ms. Harsch for the full year ended December 31, 2020, including salary paid by Foamix, was $616,000 and $392,208, respectively.

(1)
See “— Retention Awards” for additional discussion regarding retention awards issued in September 2021. Represents the grant date fair value of the restricted stock units and stock options granted by the Company to our named executive officers during 2021 and 2020 as computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value are set forth in Note 15 to the financial statements included in this report.

(2)
Reflects employer contributions to each individual’s 401(k) plan.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth all outstanding equity awards held by each of the named executive officers as of December 31, 2021.
		Option Awards(1)				Share Awards(1)
Name	Vesting Commencement Date(2)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Shares That Have Not Vested (#)	Market Value of Shares or Units of Shares That Have Not Vested(3)($)
David Domzalski	6/9/2014	8,440	—	17.76	6/9/2024	—	—
	11/10/2015	106,600	—	15.88	11/10/2025	—	—
	3/1/2016	27,009	—	13.44	3/1/2026	—	—
	2/21/2017	32,126	—	22.72	2/21/2027	—	—
	8/8/2017	147,523	—	12.8	8/8/2027	—	—
	5/8/2018	29,622	1,972	11.28	5/8/2028	659	672
	1/1/2019	52,920	24,052	8.4	1/1/2029	10,306	10,512
	2/24/2020	47,450	60,996	8.96	2/24/2030	26,140	26,663
	5/6/2020	63,750	106,249	7.8	5/6/2030	106,250	108,375
	2/22/2021	—	358,750	8.33	2/22/2031	153,750	156,825
	9/2/2021(4)	—	320,313	1.68	9/2/2031	320,312	326,718
Mutya Harsch	2/27/2018	21,101	1,406	14.12	2/27/2028	705	719
	1/1/2019	21,759	9,885	8.4	1/1/2029	4,234	4,318
	2/24/2020	18,979	24,399	8.96	2/24/2030	10,456	10,665
	5/6/2020	14,063	23,436	7.8	5/6/2030	23,436	23,904
	2/22/2021	—	68,162	8.33	2/22/2031	29,213	29,797
	9/2/2021(4)	—	60,860	1.68	9/2/2031	60,859	62,076
Iain Stuart	11/15/2016	18,006	—	19.00	11/15/2026	—	—
	8/8/2017	5,851	—	12.00	8/8/2027	—	—
	2/27/2018	12,661	843	14.12	2/27/2028	281	287
	1/01/2019	23,521	10,689	8.40	1/1/2029	4,577	4,669
	2/24/2020	18,979	24,399	8.96	2/24/2030	10,456	10,665
	5/06/2020	10,548	17,577	7.80	5/6/2030	17,577	17,929
	2/22/2021	—	68,162	8.33	2/22/2031	29,213	29,797
	9/2/2021(4)	—	60,860	1.68	9/2/2031	60,859	62,076

(1)
On April 3, 2020, the equity awards issued to Mr. Domzalski and Ms. Harsch prior to the Closing Date in respect of services rendered as executives of Foamix were proportionately adjusted to reflect the final exchange ratio in the Merger, following the conversion of the contingent stock rights. Accordingly, the number of shares underlying the Foamix options and restricted stock units that were assumed by the Company in the Merger were multiplied by 1.8006, and the exercise price for each Foamix option was divided by 1.8006.

(2)
Except as set forth in footnote 4 below, these equity awards vest over a four year period, with 25% vesting on the first anniversary of the last day of the quarter in which the grant was made, and 6.25% every quarter thereafter.

(3)
The market value is based on the closing price of our common stock on December 31, 2021.

(4)
Awards granted pursuant to the Company’s retention initiatives in September 2021. See “— Retention Awards” for additional details, including vesting terms.

Retention Awards
In August 2021, the Company announced that it would be divesting its commercial business and transitioning to a biotech strategy focused on drug development. In connection with such decision, on September 2, 2021, the Compensation Committee approved the grant of an aggregate of 1,204,909 shares subject to restricted stock unit and stock option awards to all continuing employees of the Company, including members of management. The awards were issued in accordance with the terms and conditions of the Company’s 2019 Equity Incentive Plan and the 2018 Omnibus Incentive Plan and the underlying award agreements. The Compensation Committee determined such grants were appropriate to address the need to adequately retain the Company’s employees through this period of strategic change and incentivize employees to effectively execute the Company’s new strategic operating plan and closely align the interests of employees with the Company’s stockholders over the long term.
Mr. Domzalski was awarded 320,312 restricted stock unit awards and employee stock options to purchase 320,313 shares. Dr. Stuart and Ms. Harsch were each awarded 60,859 restricted stock unit awards and employee stock options to purchase 60,860 shares. All of the shares subject to restricted stock unit awards will vest on September 30, 2023, and 50% of the shares subject to stock option awards will vest on September 30, 2022, with the remaining 50% of the shares vesting thereafter in equal, quarterly installments through September 30, 2023, in each case, subject to the recipient’s continued service to the Company through the vesting date. The exercise price for each stock option granted is $1.68 per share, which represents the closing price for the Company’s common stock on the date of grant.
Compensation Arrangements with Named Executive Officers
We have entered into agreements with each of our named executive officers in connection with his or her employment with us. These agreements set forth the terms and conditions of employment of each NEO, including base salary, target bonus and standard employee benefit plan participation. Our Board or the Compensation Committee reviews each NEO’s base salary and other compensation from time to time to ensure compensation adequately reflects the NEO’s qualifications, experience, role and responsibilities. The following summaries of the compensation arrangements do not purport to be complete and are qualified in their entirety by reference to each agreement.
David Domzalski, President and Chief Executive Officer
The terms of Mr. Domzalski’s employment are governed by his Offer Letter, dated as of March 25, 2020. Under his Offer Letter, Mr. Domzalski’s annualized base salary for 2020 was $616,000, which was increased to $637,560 in February 2021 by the Compensation Committee. Mr. Domzalski’s salary will remain the same for 2022. Mr. Domzalski is also eligible to receive an annual cash target bonus of 60% of his base salary, up to the maximum bonus opportunity allowable under the applicable annual bonus plan or program in effect from time to time (such maximum bonus opportunity currently being 200% of the target bonus), subject to the achievement of Company performance criteria determined by the Board or the Compensation Committee. For 2021, Mr. Domzalski’s eligibility to receive his target bonus was subject to the following key performance criteria, which were modified in September 2021 following the announcement by the Company that it was divesting its commercial business: (i) the divestiture of the commercial business, (ii) the achievement of certain pipeline objectives, including obtaining Phase 2a trial results for FMX114 and the initiation of certain preclinical activities with respect to VYN201, as well as establishing a Scientific Advisory Board, (iii) expanding the Company’s development objectives and executing a license agreement with In4Derm with respect to a selective BET inhibitor, and (iv) the achievement of certain financial objectives, including managing operations within the Board-approved operating plan (collectively, the “2021 Performance Assessment”). Based on the 2021 Performance Assessment, the Compensation Committee approved a cash bonus for Mr. Domzalski in the amount of $242,910, representing 63% of his target bonus for 2021.
Mr. Domzalski’s Offer Letter provides that if Mr. Domzalski’s employment is terminated by the Company without Cause or he resigns for Good Reason (each as defined below), then, subject to his execution and non-revocation of a release of claims, Mr. Domzalski will be entitled to receive (i) a severance payment equal to 100% of his annual base salary then in effect, (ii) continued participation in medical benefit plans at active employee rates for 12 months following the date of termination and (iii) full accelerated vesting of all of outstanding and unvested stock options and restricted stock units on the date of termination, with such stock options remaining exercisable for 90 days following the date of termination.
If Mr. Domzalski’s employment is terminated by the Company without Cause or he resigns for Good Reason, in each case, within 12 months following a Change in Control (as defined in the 2019 Equity Incentive Plan), then, subject to his execution and non-revocation of a release of claims, Mr. Domzalski will be entitled to receive (i) a severance payment equal to 1.5 times the sum of his base salary and target bonus for the year of termination, (ii) a prorated target annual bonus payment for the year of termination, (iii) continued participation in medical benefit plans at active employee rates for 18 months following the date of termination and (iv) full accelerated vesting of all of outstanding and unvested stock options and restricted stock units on the date of termination, with such stock options remaining exercisable for 90 days following the date of termination.
For purposes of Mr. Domzalski’s Offer Letter:
“Cause” means (1) the executive’s commission of an act of fraud or dishonesty in the course of his employment hereunder; (2) the executive’s indictment, conviction or entering of a plea of nolo contendere for a crime constituting a felony; (3) the executive’s gross negligence or willful misconduct in connection with his employment; (4) the executive’s willful and continued failure to substantially perform his duties; (5) the executive’s breach of any of the restrictive covenants; or (6) a material breach of this agreement or any other agreement, plan or arrangement by and between the executive and the Company or any of its subsidiaries and affiliates or any policy of the Company or any of its subsidiaries and affiliates by the executive.
“Good Reason” means (i) a material diminution in the executive’s base salary or target bonus (provided that failure to earn a bonus equal to or in excess of the target bonus by reason of failure to achieve applicable performance goals shall not be deemed Good Reason); (ii) a material diminution of the executive’s position, responsibilities, duties or authorities from those in effect as of the effective date; (iii) any change in reporting structure such that the executive is required to report to someone other than the Board; (iv) any material breach by the Company of its obligations under this agreement; or (v) a change in the executive’s primary work location that increases the executive’s commute by more than 50 miles. Executive shall provide notice of the existence of the Good Reason condition within 30 days of the date executive learns of the condition, and the Company shall have a period of thirty 30 days during which it may remedy the condition, and in case of full remedy such condition shall not be deemed to constitute Good Reason.
Mutya Harsch, Chief Legal Officer, General Counsel and Secretary
The terms of Ms. Harsch’s employment are governed by her Offer Letter, dated as of April 7, 2021. Ms. Harsch’s annualized base salary for 2020 was $392,208, which was increased to $405,935 in February 2021 by the Compensation Committee. Ms. Harsch’s salary will be increased by 4% for 2022. In March, Ms. Harsch is also eligible to receive an annual target bonus of 40% of her annual base salary. Her eligibility for such annual target bonus, and the amount of such annual target bonus, will be subject to her achievement of performance targets and milestone criteria, as determined by the Chief Executive Officer, in accordance with our current general bonus plan. Based on the 2021 Performance Assessment, the Compensation Committee approved a cash bonus for Ms. Harsch in the amount of $142,007, representing 87% of her target bonus for 2021.
The Offer Letter provides that, in the event of a termination of her employment without Cause (as defined in the 2019 Equity Incentive Plan), subject to Ms. Harsch’s execution of a release of claims, Ms. Harsch will receive (i) a lump sum severance payment equal to 75% of her base salary then in effect and (ii) continued healthcare plan coverage at active employee rates for nine (9) months following the date of termination, provided that the Company’s obligation under clause (ii) shall terminate on the earlier of (x) the date on which she enrolls in a group health plan offered by another employer and (y) the date on which she is no longer eligible for continuation coverage under COBRA.
In addition, if Ms. Harsch’s employment is terminated by the Company without Cause or she terminates her employment with Good Reason within the twelve month period after a Change of Control (as defined in the 2019 Equity Incentive Plan), she will be entitled to receive a change of control payment equal to (i) one times (1.0x) the sum of her then current base salary plus her target bonus, (ii) her pro rata target bonus for the year of termination, and (iii) continued healthcare plan coverage at active employee rates for twelve (12) months following the date of termination, provided that the Company’s obligation under clause (iii) shall terminate on the earlier of (x) the date on which she enrolls in a group health plan offered by another employer and (y) the date on which she is no longer eligible for continuation coverage under COBRA. In addition, in the event of such a termination, all of Ms. Harsch’s unvested stock options and restricted stock units will become fully vested.
For purposes of Ms. Harsch’s Offer Letter, “Good Reason” means: (i) a material reduction in base salary; (ii) a material reduction in target annual bonus opportunity; (iii) a relocation of principal place of employment by more than twenty-five (25) miles provided that such relocation increases the daily commute; or (iv) an adverse change in position, including title, reporting relationship(s), authority, duties or responsibilities; all of the above without consent.
Ms. Harsch’s Offer Letter also contains customary confidentiality, non-competition and non-solicitation covenants.
Iain Stuart, Chief Scientific Officer
The terms of Dr. Stuart’s employment are governed by his Offer Letter, dated as of March 7, 2022. Dr. Stuart’s base salary for 2021 was $405,576. Dr. Stuart’s salary will be increased by 4% for 2022. Dr. Stuart is also eligible to receive an annual target bonus of 40% of his annual base salary. His eligibility for such annual target bonus, and the amount of such annual target bonus, will be subject to his achievement of performance targets and milestone criteria, as determined by the Chief Executive Officer, in accordance with our current general bonus plan. Based on the 2021 Performance Assessment, the Compensation Committee approved a cash bonus for Dr. Stuart in the amount of $117,620, representing 72% of his target bonus for 2021.
In the event of a termination of his employment without Cause (as defined in the 2019 Equity Incentive Plan), subject to Dr. Stuart’s execution of a release of claims, Dr. Stuart will receive (i) a lump sum severance payment equal to 75% of his base salary then in effect and (ii) continued healthcare plan coverage at active employee rates for nine (9) months following the date of termination, provided that the Company’s obligation under clause (ii) shall terminate on the earlier of (x) the date on which he enrolls in a group health plan offered by another employer and (y) the date on which he is no longer eligible for continuation coverage under COBRA.
In addition, if Dr. Stuart’s employment is terminated by the Company without Cause or he terminates her employment with Good Reason within the twelve month period after a Change of Control (as defined in the 2019 Equity Incentive Plan), he will be entitled to receive a change of control payment equal to (i) one times (1.0x) the sum of his then current base salary plus his target bonus, (ii) his pro rata target bonus for the year of termination, and (iii) continued healthcare plan coverage at active employee rates for twelve (12) months following the date of termination, provided that the Company’s obligation under clause (iii) shall terminate on the earlier of (x) the date on which he enrolls in a group health plan offered by another employer and (y) the date on which he is no longer eligible for continuation coverage under COBRA. In addition, in the event of such a termination, all of Dr. Stuart’s unvested stock options and restricted stock units will become fully vested.
For purposes of Dr. Stuart’s Offer Letter, “Good Reason” means: (i) a material reduction in base salary; (ii) a material reduction in target annual bonus opportunity; (iii) a relocation of principal place of employment by more than twenty-five (25) miles provided that such relocation increases the daily commute; or (iv) an adverse change in position, including title, reporting relationship(s), authority, duties or responsibilities; all of the above without consent.
Dr. Stuart’s Offer Letter also contains customary confidentiality, non-competition and non-solicitation covenants.
Terms and Conditions of 401(k) Plan
We maintain a tax-qualified retirement plan that provides eligible U.S. employees, including our NEOs, with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation subject to applicable annual Internal Revenue Code (the “Code”) limits. Employees’ pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their contributions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.
Employee Benefits and Perquisites
All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, medical and dependent care flexible spending accounts, short-term and long-term disability insurance and life insurance. In addition, all of our employees are eligible to participate in our Employee Share Purchase Plan, which allows them to purchase shares of our common stock at a 15% discount to prevailing market prices, subject to certain terms and conditions. We do not provide our NEOs with perquisites or other personal benefits, other than the retirement, health and welfare benefits that apply uniformly to all of our employees.
Clawback Policy
In May 2021, the Board adopted a compensation clawback policy with respsect to compensation paid to the Company’s executive officers. Under the terms of the policy, compensation can be recovered for a financial restatement or materially inaccurate performance calculation. In this case, the Company may seek recoupment of short and long-term cash or equity incentive compensation awarded after the effective date of the policy. In addition, compensation may be recovered for willful misconduct or gross negligence that results in material adverse reputational or economic impact on the Company. In this case, the Company may seek recoupment of 100% of incentive compensation for “Cause” and if no “Cause,” recoupment is based on the impact of the triggering event, if quantifiable at the Compensation Committee’s discretion.

INFORMATION ABOUT STOCK OWNERSHIP
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information relating to the beneficial ownership of our common stock as of May 25, 2022, by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;

•
each of our directors;

•
each of our named executive officers; and

•
all of our current directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days after May 25, 2022 through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.
The percentage of shares beneficially owned is computed on the basis of 57,908,489 shares of our common stock outstanding as of May 25, 2022. Shares of our common stock that a person has the right to acquire within 60 days after May 25, 2022 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o VYNE Therapeutics Inc., 520 U.S. Highway 22, Suite 204, Bridgewater, NJ 08807.
Name of Beneficial Owner	Number of Shares Owned and Nature of Beneficial Ownership	Percent of Class
5% and Greater Stockholders:
—	—	—%
Named Executive Officers and Directors:
David Domzalski(1)	893,375	1.5%
Mutya Harsch(2)	161,889	*
Iain Stuart(3)	169,451	*
Steven Basta(4)	367,081	*
Sharon Barbari(5)	55,867	*
Anthony Bruno(6)	67,388	*
Patrick LePore(7)	86,750	*
Elisabeth Sandoval(8)	44,874	*
All current directors and executive officers as a group (9 persons)(9)	1,884,486	3.2%

*
Indicates beneficial ownership of less than 1% of the total outstanding common stock.

(1)
Includes 174,709 shares of common stock and 718,666 shares of common stock underlying options and restricted stock units that have vested or will vest within 60 days of May 25, 2022.

(2)
Includes 43,035 shares of common stock and 118,854 shares of common stock underlying options and restricted stock units that have vested or will vest within 60 days of May 25, 2022.

(3)
Includes 38,862 shares of common stock and 130,589 shares of common stock underlying options and restricted stock units that have vested or will vest within 60 days of May 25, 2022.

(4)
Consists of (i) 51,180 shares of common stock, (ii) 64,821 shares of common stock held by The Shelter Trust under the Basta Revocable Trust (the “Shelter Trust”), (iii) 18,130 shares of common stock held by the Basta Revocable Trust dated August 4, 2017 (the “Basta Trust”), and (iv) 232,950 shares of common stock underlying options that have vested or will vest within 60 days of May 25, 2022. As the trustee of each of the Shelter Trust and the Basta Trust, Mr. Basta has voting and investment power over the shares of common stock held by each of the Shelter Trust and the Basta Trust.

(5)
Includes 18,750 shares of common stock and 37,117 shares of common stock underlying options that have vested or will vest within 60 days of May 25, 2022.

(6)
Includes 33,763 shares of common stock and 33,625 shares of common stock underlying options that have vested or will vest within 60 days of May 25, 2022.

(7)
Includes 62,500 shares of common stock and 24,250 shares of common stock underlying options that have vested or will vest within 60 days of May 25, 2022.

(8)
Includes 44,874 shares of common stock underlying options that have vested or will vest within 60 days of May 25, 2022.

(9)
Includes 1,365,301 shares of common stock underlying options or restricted stock units that have vested or will vest within 60 days of May 25, 2022.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table contains information about our equity compensation plans as of December 31, 2021. As of December 31, 2021, we had three equity compensation plans, our 2018 Omnibus Incentive Plan, our 2019 Equity Incentive Plan and our 2019 Employee Share Purchase Plan.
Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights and vesting of RSUs (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(3) (c)
Equity compensation plans approved by security holders(1)(2)	5,801,517	$6.81(4)	3,359,552
Equity compensation plans not approved by security holders	—	$—	—
Total	5,801,517	$6.81	3,359,552

(1)
Includes the 2018 Omnibus Incentive Plan, the 2019 Equity Incentive Plan and the 2019 Employee Share Purchase Plan (the “2019 ESPP”).

(2)
The 2018 Omnibus Incentive Plan contains an “evergreen” provision pursuant to which the number of shares of common stock reserved for issuance or transfer pursuant to awards under the plan shall be increased on January 1st of each year by a number equal to the least of (x) 750,000 shares, (y) four percent of the number of shares outstanding as of the last day of the immediately preceding calendar year, or (z) a lesser number of shares determined by the plan administrator.

(3)
Includes 147,550 shares under the 2018 Omnibus Incentive Plan, 979,795 shares under the 2019 Equity Incentive Plan and 2,232,207 shares available under the 2019 ESPP. An additional 750,000 shares were added to the 2018 Omnibus Incentive Plan pursuant to the evergreen provision contained therein, effective as of January 1, 2022.

(4)
The weighted-average exercise price includes 1,262,400 shares included in column (a) that are issuable upon vesting of restricted stock units which have no exercise price. The weighted average exercise price of the outstanding options was $9.20 per share as of December 31, 2021.

ADDITIONAL INFORMATION
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Brokers with account holders who are VYNE stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807 or (3) request from the Company by calling 800-755-7936. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Form 10-K, Proxy Statement or Proxy Card to a stockholder at a shared address to which a single copy of the documents was delivered.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Annual Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.
We have filed our Annual Report on Form 10-K for the year ended December 31, 2021 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a VYNE stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, as amended, including the financial statements, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Corporate Secretary, 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807.
By Order of the Board of Directors
David Domzalski
President and Chief Executive Officer
[•], 2022

ANNEX A
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
VYNE THERAPEUTICS INC.

Pursuant to Section 242 of
the General Corporation Law of the
State of Delaware

VYNE THERAPEUTICS INC., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
FIRST:    Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, each [•] shares of the Corporation’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares shall be issued at the Effective Time and, in lieu thereof, the Corporation’s transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then-prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share, and after the transfer agent’s completion of such sale, stockholders shall receive a cash payment (without interest or deduction) from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below). Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above:
SECOND:   This Certificate of Amendment shall become effective as of [•], 2022 at [•] [a.m./p.m.].
THIRD:   This Certificate of Amendment was duly adopted in accordance with Section 242 of the DGCL.   The Board of Directors duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment and directed that the proposed amendments be considered by the stockholders of the Corporation. An annual meeting of stockholders was duly called upon notice in accordance with Section 222 of the DGCL and held on August 10, 2022, at which meeting the necessary number of shares were voted in favor of the proposed amendments. The stockholders of the Corporation duly adopted this Certificate of Amendment.

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [•] day of [•], 2022.
VYNE THERAPEUTICS INC.
By:

Name:
Title:

A-2

PRELIMINARY PROXY MATERIALS DATED JUNE 7, 2022 — SUBJECT TO COMPLETION
VYNE THERAPEUTICS INC.520 U.S. HIGHWAY 22, SUITE 204 BRIDGEWATER, NJ 08807Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample1234 ANYWHERE STREET ANY CITY, ONA1A 1A1 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAMETHE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K CONTROL # →SHARES 123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345 xTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: PAGE 1OF2 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following Class I director nominees: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1.To elect three Class I directors to hold office until the 2025 Annual Meeting of Stockholders or until their successors are elected Class I directors.Nominees 000 01) Steven Basta02) Anthony Bruno03) Elisabeth SandovalThe Board of Directors recommends you vote FORproposals 2, 3 and 4.ForAgainst Abstain 2.To ratify the selection by the Audit Committee of the Company's Board of Directors of Baker Tilly US, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022.3.To approve and adopt an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company's common stock at a ratio ranging from 1-for-5 shares up to a ratio of 1-for-15 shares, which ratio will be selected by the Company's Board of Directors and set forth in a public announcement.4.To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 3. 000000000 NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Investor Address Line 5 John Sample1234 ANYWHERE STREET ANY CITY, ONA1A 1A1 SHARES CUSIP # Signature [PLEASE SIGN WITHIN BOX] Date JOB # Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

VYNE THERAPEUTICS INC.
Annual Meeting of Stockholders
August 10, 2022 10:00 AM Local Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) David Domzalski, Tyler Zeronda and Mutya Harsch, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of VYNE THERAPEUTICS INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on August 10, 2022, at 10:00 AM local time, at our corporate offices located at 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000574271_2 R1.0.0.24

Continued and to be signed on reverse side